Exhibit 99.1

TDAC Announces Very Successful Share Redemption Results in Connection with Extension Vote

•	85% of Shares are not Redeemed, resulting in TDAC maintaining $156.8mm in trust

•	95% of the Shares Voted Were In Favor of the Extension

•	These Great Results Follow the Momentum of the May 27, 2026 announcement of TDAC’s Entry into a Merger Agreement with Prologium

•	Prologium is a global leader in next generation lithium ceramic battery technology, moving into growth markets, including AI Data Centers, aerospace, robotics, defense and electric vehicles

NEW YORK, NY – June 22,2026 – Translational Development Acquisition Company (NYSE: TDAC) (the “Company” or “TDAC”) announced the very successful results of the shareholder vote held on 6/17/26 regarding the proposed extension of the SPAC life and election of shareholders to redeem their shares or continue to participate in TDAC.

In connection with the meeting, holders of the Company’s Class A common stock were given the opportunity to redeem their shares for a pro-rata portion of the Company’s trust account. Based on the final tabulation, public shareholders elected to redeem 2,598,697 shares of Class A common stock, meaning that holders of 14,651,303 shares of redeemable Class A common stock elected to continue to hold their shares.

Following these redemptions, approximately $156.8mm remains in the Company’s trust account.

Michael Hoffman, Chairman and CEO of TDAC, commented, “The strong interest shown of 85% of TDAC’s shareholders of not redeeming their shares illustrates the excitement we all have around the announced deal with ProLogium. The company is the global leader in next-generation lithium ceramic battery technology , with a gigascale plant in Taiwan and a gigawatt plant in France under construction with an announced total potential subsidy package of up to €1.375 billion from the French Government. Their battery products are being developed for use in a broad range of target markets, including electric vehicles, aerospace, robotics, energy storage systems (including battery backup units for AI data centers), maritime, and other applications that require high energy density, fast charging capabilities, enhanced safety, and manufacturability and this transaction will help propel them forward. We see the enthusiasm for our shareholders in staying in this transaction as indicative of the overall enthusiasm for ProLogium that we’ve seen in our preliminary discussions with investors since the deal was announced.”

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended that are based on beliefs and assumptions and on information currently available to ProLogium and TDAC. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including projections of market opportunity, number of customers and market share, the capability of ProLogium’s technology, ProLogium’s business plans including its plans to expand globally, the sources and uses of proceeds from the business combination, the anticipated enterprise value of the combined company following the consummation of the business combination, any benefits of ProLogium’s partnerships, strategies or plans as they relate to the business combination, anticipated benefits of the business combination and expectations related to the terms and timing of the business combination are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. These statements are based on ProLogium’s and TDAC’s reasonable expectations and beliefs concerning future events and involve risks and uncertainties that may cause actual results to differ materially from current expectations. These factors are difficult to predict accurately and may be beyond ProLogium’s and TDAC’s control. Forward-looking statements in this communication or elsewhere speak only as of the date made. New uncertainties and risks arise from time to time, and it is impossible for ProLogium or TDAC to predict these events or how they may affect ProLogium or TDAC. In addition, there will be risks and uncertainties described in the proxy statement / prospectus relating to the business combination, which is expected to be filed by ProLogium with the SEC and other documents filed by ProLogium or TDAC from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Neither ProLogium nor TDAC can assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, the occurrence of any event, change or other circumstance that could delay, impede or prevent the business combination or give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against ProLogium or TDAC, the combined company or others following the announcement of the business combination; the inability to complete the business combination due to the failure to obtain approval of the shareholders of ProLogium or TDAC or to satisfy other conditions to closing (including the $250 million Minimum Cash condition); failure to obtain TDAC deadline extension; the amount of redemption requests made by TDAC’s public shareholders; the ability to maintain the stock exchange listing standards following the consummation of the business combination; the risk that the business combination disrupts current plans and operations of ProLogium or TDAC as a result of the announcement and consummation of the business combination; the ability to execute on its business strategy and the ability to develop and commercialize its solid-state battery technology; the ability to accurately estimate the future supply and demand for its batteries; the ability to respond rapidly to emerging technology trends; the ability to compete effectively and the ability to manage growth; the ability to recognize the anticipated benefits of the business combination; costs related to the business combination; changes in applicable laws or regulations; international trade disputes, including threatened or implemented tariffs by the U.S. and threatened or implemented tariffs by foreign countries in retaliation; the ability of ProLogium to execute its business model, including market acceptance of its planned products and services; the combined company’s ability to raise capital; future financial performance of the combined company following the business combination; the possibility that TDAC or the combined company may be adversely affected by other economic, business and/or competitive factors; risks associated with ProLogium’s efforts to commercialize its products; ProLogium’s ability to maintain its existing agreements with third parties and to negotiate and enter into new definitive agreements on favorable terms, if at all; the impact of competing products on ProLogium’s business; intellectual property-related claims against ProLogium or the combined company; ProLogium’s dependence upon its key personnel and ability to attract and retain such personnel and additional qualified personnel; ProLogium’s ability to source raw materials for its products; and other risks and uncertainties to be set forth in the section entitled “Risk Factors” in the registration statement on Form F-4 to be filed by ProLogium with the SEC and those included under the heading “Risk Factors” in TDAC’s filings with the SEC. There may be additional risks that neither ProLogium nor TDAC presently knows or that ProLogium and TDAC currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by ProLogium, TDAC, their respective directors, officers or employees or any other person that ProLogium or TDAC will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent the views of ProLogium and TDAC as of the date of this communication. Subsequent events and developments may cause those views to change. Except as required by applicable law, neither ProLogium nor TDAC has any duty to, and does not intend to, update or revise the forward-looking statements in this communication after the date of this communication. You should, therefore, not rely on these forward-looking statements as representing the views of ProLogium or TDAC as of any date subsequent to the date of this communication.

Contacts

info@translational-development.com